April 26, 2022 2022 ANNUAL MEETING OF SHAREHOLDERS Exhibit 99.3

Business Meeting 2021 Results Questions & Answers Why UMB? Agenda

2022 Annual Meeting of Shareholders 3 Business Meeting Agenda Introduction of the Board of Directors Independent Registered Public Accounting Firm Appointment of Inspector of Election Presentation of List of Shareholders as of Record Date Report of Quorum Opening of the Polls and Review of Proposals Election of Directors Advisory Vote on Executive Compensation Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm Closing of Polls and Preliminary Results

Board of Directors 4 Robin Beery CC (Chair), RC Tim Murphy AC, CC Janine Davidson CC, GC Tammy Peterman GC, RC K.C. Gallagher AC, RC Kris Robbins AC, RC (Chair) Greg Graves Lead Independent Director, GC (Chair) Josh Sosland GC, RC Mariner Kemper Chairman of the Board Leroy Williams CC, RC Sandy Kemper Jim Rine Advisory Director Gordon Lansford AC (Chair), CC Tom Wood Advisory Director AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee

Business Meeting 2022 Annual Meeting of Shareholders

Agenda Business Meeting 2021 Results Questions & Answers Why UMB?

2021 Results Revenue 7 Diluted Earnings Per Share (“EPS”) Net Income $286.5 million $353.0 million Primary drivers of net income growth of $66.5 million: Lower expense for provision for credit losses +$110.5mm due to the 2020 implementation of a required accounting standard and improvements in macroeconomic factors; and Higher net interest income +$84.3mm, related to strong asset growth, the lower rate environment and proactive balance sheet management. Partially offset by: Expense growth of $11.6mm, driven largely by employee incentives tied to improved volumes and overall positive company performance, along with increased processing fees and software expense for our investments to support growth and an increase in charitable contributions; A $93.0mm reduction in noninterest income, due largely to market-related valuations in our equity investments (particularly our position in Tattooed Chef, which posted outsized gains in 2020), although several businesses, including fund services, corporate trust and bankcard, posted strong revenue; and Increased tax expense of -$23.7mm. +23.2% Total Revenue $1.3 billion ‘20 ‘21 Net Interest Income 64% ‘20 ‘21 Net Interest Income 57% Noninterest Income 36% Noninterest Income 43% $4.96 $5.93 $7.24 All comparisons are full-year 2021 as compared to full-year 2020.

8 2021 Results Earnings Summary Dollars in thousands, except per share amounts. The Company adopted ASU 2016-13 as of 1/1/2020; (2) Non-GAAP measure. See reconciliations and additional information on slides 27-29.

Total Deposits $27.1 billion $35.6 billion 2020 2021 2021 Results Balance Sheet Metrics 9 Loan–to–Deposit Ratio as of December 31, 2021 UMBF Peer Median (1) 48% 74% Total Loans (2) Total Assets at year end, $ billions $27.1 billion $35.6 billion 2020 2021 Peer median total deposits increased 10.6% (1) +31.6% (1) Peer median source: S&P Global Market Intelligence; (2) PPP loans are excluded from total loan balances; (3) Ratio calculated on period-end balances. Growth rates are year-end 2021 balances as compared to year-end 2020 balances. Peer median total loans increased 5.7% (1) (2) +14.7% $17.0 billion $14.9 billion 2020 2021 +28.9% 2021 vs. 2020 (3)

Agenda Business Meeting 2021 Results Questions & Answers Why UMB?

Our philosophy never varies. Our business always responds. Why UMB For more than a century, UMB has been an unwavering partner helping people prosper as they achieve financial security, grow their businesses, retire with peace of mind, create legacies for future generations, and contribute to their communities.

An unwavering commitment to doing more for our customers. 12 Beyond The Numbers Our Culture Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Commitment Our Vision

Supporting Customers & Communities Paycheck Protection Program 13 In Loans Originated $2.0B Businesses Supported 8,300+ PPP Loans in 43 States & Territories 15% 85% New Customers Existing Customers 43 Loan Breakdown by Size UMB Associate Efforts 200+ UMB associates who assisted with SBA PPP process 13% <$150k 53% $150k - $1mm 35% >$1mm 24/7 3 shifts worked around the clock to fund loans

Supporting Customers & Communities
A Few Highlights

UMB

Charitable Contributions

$6.6 million +

UMB corporate donations to nonprofit organizations to support housing needs, small business efforts, education and emerging talent in underserved communities in our footprint

Associate Involvement

Volunteer Time Off *("VTO")*

Associates receive 16 hours / year to volunteer with a 501(c)(3) of their choice.

Associates Using VTO
427

Total VTO Hours
6,502

Volunteering and VTO participation was impacted by the COVID pandemic in 2021. Nevertheless, hundreds of associates supported communities.

Workplace Giving & Matching Gift Program

$526,000

32% of associates pledged to contribute to community organizations in our workplace giving campaign

1,010 Associates participated in UMB's matching gift program

Education & Assistance

First-time homebuyer grant and down payment assistance programs help qualified homebuyers achieve their dream of homeownership

UMB Financial Education Center - free financial education tools and resources to help address common financial challenge

Youth Programs

School of Economics at UMB

Interactive, educational experiences through curriculum-based field trips for Kansas City-area students. UMB leases space for $1 annually for the program's downtown location and provides a pipeline of eager volunteers.



UMB Market



A grocery store simulation where students practice healthy shopping on a budget to help build personal finance skills.

The American Bankers Association recognized UMB as the 2021 **Financial Education winner in their Community Commitment Awards** for the UMB Market.

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Balances as of December 31, 2021. (1) Loan balances exclude PPP and credit card loans; (2) Includes consumer loans plus residential real estate loans to retail and private banking clients; (3) Products and services offered through UMB Bank Capital Markets Division; NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED 15 Our Business Model Diverse By Design Commercial Consumer Commercial & Personal Banking Services 2021 Annual Revenue: $922 million Total Deposits: $21.1 billion Private Wealth $2.5B in loans (2) $6.8B in deposits AUM = $12.2B AUA = $4.9B Institutional Banking Services 2021 Annual Revenue: $361 million Total Deposits: $14.5 billion Retail deposit and lending services through 91 branches and online Small business banking Consumer mortgage Private banking services Financial planning Investment management Trust and estate planning Family office Business exit planning Institutional Banking provides solutions for the entire marketplace. $453.2 billion in AUA. C&I and CRE Lending ABL and Factoring Treasury Management Merchant Payments Specialized Expertise: $14.2B in loans (1) $14.3B in deposits Agribusiness Energy Practice Finance Mezzanine debt & equity investments Aviation Construction Beverage Corporate Trust Bond trustee, paying agent & escrow services Institutional Custody Domestic & international custody services Fund Services Fund accounting, fund administration & transfer agency Specialty Trust & Agency Solutions Default workout & successor trustee services Aviation, ABS & loan agency services Capital Markets Division (3) Fixed income sales & trading Public finance Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings accounts Healthcare payment solutions

Built for the Ages Our Runway for Growth Opportunity to continue relative outperformance in loan growth Peer-leading levels of fee income Attractive deposit base Solid capital and liquidity positions support growth objectives Differentiated net interest income growth Time-tested underwriting philosophy Focus on returning value to shareholders

17 0.49% 0.25% 0.16% 0.74% 0.36% 0.16% 0.25% 0.10% 0.27% Resilient Credit Metrics Through All Economic Cycles Net Charge-Offs / Average Loans Nonperforming Loans / Loans 15 Year Average 0.30% 15 Year Average 0.45% 2021 Net Charge-offs 0.27% Of avg. loans 2021 Nonperforming Loans 0.54% Of loans (1) UMB traditional peer group (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured institutions, as of latest available annual period. Source: FDIC Annual Statistics. 0.89% 0.47% 0.54%

Outperformance Building Long-Term Value 18 *KBW Nasdaq Regional Bank Index (median of 50 banks); **UMB’s traditional peers (median of 15 banks); ***Median of all publicly-traded banks with data reported for both 2006 and 2021. (1) Non-GAAP measure. See definitions and reconciliations on pages 27-29. Source: KRX, Peer and Industry data from S&P Global Market Intelligence. 15-Year Compounded Annual Growth Rates 2006 – 2021 (1)

19 Sustained Growth Our Commitment to Shareholders Annual Dividends Declared (1) 2021 = $1.38 +10.4% vs. 2020 +263.2% 2001 - 2021 2022 = $1.48 +7.2% vs. 2021 (1) Dividends adjusted for 2-for-1 stock split in 2006; (2) Annualized 2022 full-year dividend assumes all 4 quarters are $0.37/share, consistent with first quarter 2022 dividend. The Board of Directors may declare dividends of different amounts in future quarters; (3) S&P Dow Jones Indices, January 24, 2022. (2) (2)

20 Stock Performance Returning Value (1) Composite return of UMB’s traditional peer group (15 banks); (2) Chart Source: S&P Global Market Intelligence. Total Shareholder Return Full-Year 2021 assumes reinvestment of dividends 28.7% 34.9% 56.1%

21 Stock Performance Returning Value (1) Composite price performance of UMB’s traditional peer group (15 banks); (2) Chart Source: S&P Global Market Intelligence. -17.6% 7.2% 6.2% 1-Year Stock Price Performance April 2021 – April 2022

15-Year Stock Price Performance April 2007 – April 2022 monthly 22 Stock Performance Returning Value (1) Composite price performance of UMB’s traditional peer group (15 banks); (2) Chart Source: S&P Global Market Intelligence. -57.3% 12.9% 148.7%

2020 Corporate Citizenship Report 23 Corporate Citizenship Report Read our 2021 Corporate Citizenship & ESG Report at UMB.com/ESGreport 23

Questions & Answers 2022 Annual Meeting of Shareholders

Appendix 2022 Annual Meeting of Shareholders

26 Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the impacts to the U.S. and global economies; and impacts related to or resulting from Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

27 Non-GAAP Reconciliations In this presentation, we provide information about pre-tax pre-provision income, net operating income, operating earnings per share-diluted (operating EPS-diluted), pre-tax, pre-provision earnings per share-diluted (PTPP EPS), and tangible book value per share, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled on the next 2 slides. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition-, severance-, and COVID-19 related items that management does not believe reflect the Company’s fundamental operating performance. COVID-19 related expense includes hazard pay for branch associates, computer hardware expense to support associates working remotely, and additional equipment, cleaning and janitorial supplies to protect the well-being of our associates and customers while on the Company’s premises. Pre-tax pre-provision income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding income tax and provision expense. Pre-tax pre-provision earnings per share for the relevant period is defined as GAAP earnings per share, adjusted to reflect the impact of excluding income tax and provision expense. Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, COVID-19 related expense, and the cumulative tax impact of these adjustments. Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Tangible book value per share is defined as the Company’s total shareholders’ equity, net of intangible assets, divided by total shares outstanding.

28 Non-GAAP Reconciliations Pre-Tax, Pre-Provision Income Dollars in thousands, except per share amounts, unaudited. Tangible Book Value

29 Non-GAAP Reconciliations (1) Calculated using the Company's marginal tax rate of 22.2%. Net Operating Income Dollars in thousands, except per share amounts, unaudited.